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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                         July 25, 1997
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

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COLLECTIONS:                                                                                     For Month of:
                                                                                                 June 1997
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Principal Collections: Total Pool                                                                $393,402,065.70

Interest Collections
         Regular Pool                                                                              $4,607,416.65
         Concentration Pool                                                                          $338,954.77
              ==============================                                                     ===============
              Interest Collections: Total Pool                                                     $4,946,371.42

Investment Proceeds
         Regular Pool                                                                                $150,066.10
         Concentration Pool                                                                          $110,522.17
              ==============================                                                     ===============
               Total Investment Proceeds:  Total Pool                                                $260,588.27

Series 1996-1: Yield Supplement Deposit Amount                                                             $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                Calculated as of
              month using recalculated prior month ending balances.)                             May 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                65.55%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                34.45%
         Concentration Pool
              Series 1995-1                                                                               100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                60.07%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                32.07%
         Concentration Pool
              Series 1995-1                                                                                86.96%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                na
              Series 1996-1                                                                                na
              Series 1996-2                                                                                na
         Concentration Pool
              Series 1995-1                                                                                na

Excess Transferor Percentage
         Regular Pool                                                                                       2.00%
         Concentration Pool                                                                                 2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                    As of last day of:
                                                                                                 June , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                  $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                   $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                        $0.00
Series 1994-1 Principal Distributed to Investors                                                           $0.00
Series 1994-1 Principal Funding Account Balance                                                            $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1994-1 Invested Amount                                                                    $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                      $333,000,000.00

Series 1995-1 Initial Principal Amount                                                            $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                        $0.00
Series 1995-1 Principal Distributed to Investors                                                           $0.00
Series 1995-1 Principal Funding Account Balance                                                            $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1995-1 Invested Amount                                                                     $25,000,000.00
Series 1995-1 outstanding Principal Balance                                                       $25,000,000.00

Series 1996-1 Initial Funded Amount                                                               $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                            $50,000,000.00
Series 1996-1 Funded Amount                                                                                $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                        $0.00
Series 1996-1 Principal Distributed to Investors                                                           $0.00
Series 1996-1 Principal Funding Account Balance                                                            $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1996-1 Invested Amount                                                                              $0.00
Series 1996-1 outstanding Principal Balance                                                                $0.00

Series 1996-2 Initial Principal Amount: Class A                                                  $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                    $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                        $0.00
Series 1996-2 Principal Distributed to Investors                                                           $0.00
Series 1996-2 Principal Funding Account Balance                                                            $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                            $0.00
Series 1996-2 Invested Amount                                                                    $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                      $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                 As of:
                                                                                                 June 30, 1997
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Series 1994-1: Class A                                                                                      1.00000000
Series 1994-1: Class B                                                                                      1.00000000
Series 1996-2: Class A                                                                                      1.00000000
Series 1996-2: Class B                                                                                      1.00000000
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POOL BALANCE:                                                                                    For Month of:
                                                                                                 June , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                            $528,043,024.48
         Concentration Pool                                                                       $14,490,589.57
              ==============================                                                     ===============
              Total Pool                                                                         $542,533,614.05

Pool Balance, end of month
         Regular Pool                                                                            $560,403,458.86
         Concentration Pool                                                                       $38,390,931.67
              ==============================                                                     ===============
              Total Pool                                                                         $598,794,390.53

Pool Balance, average
         Regular Pool                                                                            $520,852,887.59
         Concentration Pool                                                                       $28,817,225.08
              ==============================                                                     ===============
              Total Pool                                                                         $549,670,112.67
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REGULAR POOL DISTRIBUTIONS                                                                       As of:
                                                                                                 July 25, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                       $0.00
              Series 1994-1: Class B                                                                       $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                       $0.00
              Series 1996-2: Class B                                                                       $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                               $1,555,281.25
              Series 1994-1: Class B                                                                  $80,766.67
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                 $813,421.88
              Series 1996-2: Class B                                                                  $37,234.38

Regular Pool Transferors Interest                                                                     $92,148.33

Interest Shortfall
              Series 1994-1: Class A                                                                       $0.00
              Series 1994-1: Class B                                                                       $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                       $0.00
              Series 1996-2: Class B                                                                       $0.00

Servicing Fee
              Series 1994-1                                                                          $266,521.30
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                          $142,296.68

Reserve Fund Deposit Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                               As of:
                                                                                                 July 25, 1997
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Investor Default Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Carry Over Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Amount Distributed not including Excess Distribution to Transferor                                 $2,987,670.48

Unreimbursed Charge-off Amounts                                                                            $0.00

Non-use Fee (Series 1996-1)                                                                            $4,166.67
Increased Cost Amounts (Series 1996-1)                                                                     $0.00

Previously waived servicing fee
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Excess Distributed to Transferor                                                                   $1,765,645.60

Total Distributed                                                                                  $4,757,482.75

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                        $4.90625000
              Series 1994-1 Class B                                                                        $5.04791667
              Series 1996-1                                                                                $0.00000000
              Series 1996-2 Class A                                                                        $4.85625000
              Series 1996-2 Class B                                                                        $4.96458333
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RESERVE FUNDS                                                                                    As of:
                                                                                                 July 25, 1997
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Series 1994-1
              Balance                                                                              $1,665,000.00
              Deficiency Amount                                                                            $0.00

Series 1995-1
              Balance                                                                                $187,500.00
              Deficiency Amount                                                                            $0.00

Series 1996-1
              Balance                                                                                $250,000.00
              Deficiency Amount                                                                            $0.00

Series 1996-2
              Balance                                                                                $875,000.00
              Deficiency Amount                                                                            $0.00
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CHARGE OFFS                                                                                      As of:
                                                                                                 June 30, 1997
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Defaulted Receivables                                                                                      $0.00
Investor Default Amount                                                                                    $0.00
Deficiency Amount                                                                                          $0.00
Draw Amount                                                                                                $0.00
Investor Charge-Off's                                                                                      $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                         As of:
                                                                                                 June 30, 1997
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Required Subordinated Amount
              Series 1994-1                                                                       $19,380,952.38
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                        $7,291,666.67

Available Subordinated Amount
              Series 1994-1                                                                       $19,380,952.38
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                        $7,291,666.67
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EXCESS RECEIVABLES                                                                               As of:
              To be used in the following month's computations.                                  June 30, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                      $104,678,348.55
              Finance Hold Receivables                                                               $904,395.00
              Auction Advantage Program                                                                    $0.00
              Delayed Payment Program                                                                $644,706.00
              Payment Agreements                                                                     $195,811.41

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                      $209,578,036.69
              Finance Hold Receivables                                                                     $0.00
              Auction Advantage Program                                                           $29,939,719.53
              Delayed Payment Program                                                             $11,975,887.81
              Payment Agreements                                                                     $500,000.00

Total unallocated Excess Receivables                                                                 $904,395.00

Allocated Excess Receivables
              Series 1994-1                                                                          $566,022.35
              Series 1995-1                                                                           $45,561.26
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                          $292,811.39
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DELINQUENCIES                                                                                    As of:
                                                                                                 June 30, 1997
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30 Day Delinquencies in excess of $1,000                                                         $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                  As of:
                                                                                                 June 30, 1997
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Series 1994-1
              outstanding Principal Balance                                                      $333,000,000.00
              Regular Pool Balance                                                               $560,403,458.86
              Subordination Percentage                                                                      5.50%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                 65.55118110%
              Excess Funding Amount                                                                        $0.00

Series 1995-1
              Outstanding Principal Balance                                                       $25,000,000.00
              Concentration Pool Balance                                                          $38,390,931.67
              Subordination Percentage                                                                      9.25%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                100.000000%
              Excess Funding Amount                                                                        $0.00

Series 1996-1
              outstanding Principal Balance                                                                $0.00
              Regular Pool Balance                                                               $560,403,458.86
              Subordination Percentage                                                                     10.00%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                  0.00000000%
              Excess Funding Amount                                                                        $0.00

Series 1996-2
              outstanding Principal Balance                                                      $175,000,000.00
              Regular Pool Balance                                                               $560,403,458.86
              Subordination Percentage                                                                      4.00%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                 34.44881890%
              Excess Funding Amount                                                                        $0.00
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ASSET COMPOSITION EVENTS:                                                                        For Month of:
                                                                                                 June 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                 0.00%
              Test Value                                                                                   50.00%
              Event                                                                                      none

Total Pool: 12 month test                                                                                   0.00%
              Test Value                                                                                   25.00%
              Event                                                                                      none

Series 1995-1: 2 month test                                                                                 0.00%
              Test Value                                                                                   50.00%
              Event                                                                                      none

Series 1995-1: 12 month test                                                                                0.00%
              Test Value                                                                                   25.00%
              Event                                                                                      none
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SERIES 1995-1 SUBORDINATION:                                                                     For Month of:
                                                                                                 June , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                       45,561.26
              Class IV Receivables                                                                          0.00
              Unreviewed Receivables                                                                3,082,782.34
              Rejected Receivables                                                                          0.00

ISA Percentage
               Excess Receivables                                                                         100%
               Class IV Receivables                                                                        25%
               Unreviewed Receivables                                                                      25%
               Rejected Receivables                                                                       100%

Incremental Subordinated Amount: Total                                                                816,256.85

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                      2,548,209.37
              + Incremental Subordinated Amount                                                       816,256.85
                                                                                                    3,364,466.22

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                           1,926,847.89
               - Required Draw Amount (previous DD)                                                        $0.00
               - Reserve Fund w/d (on previous DD)                                                          -
               + portion of Excess Interest to Transferor (previous DD)                                51,928.06
               - Incremental Subordination Amount (previous DD)                                      (613,275.95)
               + Incremental Subordination Amount (current DD)                                        816,256.85
               - Subord % of change in EFA (since previous DD)                                      3,809,335.91
              Ending ASA:                                                                           3,364,466.22

(4) Reserve Fund Balance                                                                              187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                         For Month of:
                                                                                                 June , 1997
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(1) Available Subordinated Amount (ASA)                                                             3,364,466.22
               Required Subordinated Amount (RSA)                                                   3,364,466.22
               Test Event: ASA less than  RSA                                                            None

(2) Servicer Default                                                                                     None

(3) Principal not Repaid by Expected Final Pmt Date                                                      None
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SERIES 1995-1 MEGADEALERSHIPS                                                                    For Month of:
                                                                                                 June , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15 &94                                   $24,308,146.61
Test Value                                                                                          11,517,279.50
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SERIES 1995-1 DISTRIBUTIONS                                                                      As of
                                                                                                 July 25, 1997
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Excess Transferor's Percentage x Interest Collections                                                    44,194.24
Monthly Interest to Investors                                                                            134,114.58
Interest Shortfall                                                                                                      -
Monthly Servicing Fee (1%)                                                                              20,833.33
Reserve Fund Deposit Amount                                                                                             -
Investor Default Amount                                                                                                 -
Carry-Over Amount                                                                                                       -
Amount Distributed                                                                                                      -
Unreimbursed  Charge-off Amounts                                                                                        -
Previously waived Servicing Fee                                                                                         -
Excess Interest Distributed to Transferor                                                             250,334.79
              Total Distributed                                                                       449,476.94

Total Distributed to WOFCO                                                                             315,362.36

Charge-offs:
              Defaulted Receivables                                                                                     -
              Investor Default Amount                                                                                   -
              Deficiency Amount                                                                                         -
              Draw Amount                                                                                               -
              Investor Charge-Offs                                                                                      -
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